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                                                                   Exhibit 10.44

                                 April 24, 2003



White Electronic Designs Corporation
Attention:  Hamid R. Shokrgozar
3601 East University Drive

Phoenix, Arizona 85034

         Re: Loan and Security Agreement dated January 7, 2000 (as amended from time to time, the "Loan Agreement") between White Electronic Designs Corporation, an Indiana corporation ("Borrower"), and Bank One, NA, a national banking association with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A. ("Lender")

Ladies and Gentlemen:

         Reference is made to the Loan Agreement pursuant to which Lender has made to Borrower various accommodations, including without limitation the Term Loan as evidenced by the Term Note. Capitalized terms used but not defined in this Letter Agreement shall have the meanings assigned to such terms in the Loan Agreement.

         This Letter Agreement amends, effective April 1, 2003, the Term Note.

         By execution of this Letter Agreement, Borrower agrees to make payments of principal of the Term Note, notwithstanding anything to the contrary in Paragraph 2(b) of the Term Note, on the first Business Day of each calendar month, commencing on April 1, 2003, in an amount equal to $29,222.22.

         The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Term Loan and the obligations of Borrower in the Loan Documents.

         The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Term Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.
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White Electronic Designs Corporation
April ___, 2004
Page 2
____________________________________


         This Letter Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Letter Agreement may execute this Letter Agreement by signing any such counterpart.

                                   BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A.

                                   By: _________________________________________

                                   Name: _______________________________________

                                   Title _______________________________________



Acknowledge, Accepted and
Agreed as of April 24, 2003:

WHITE ELECTRONIC DESIGNS
CORPORATION, an Indiana corporation



By: _______________________________
Name: Hamid Shokrgozar
Title: Chief Executive Officer

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